SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

POINT THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 933-2130

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Exhibits.

(c)    Exhibits.

99.1 — Press release issued by Point Therapeutics, Inc., dated August 7, 2003.

Item 12.    Results of Operations and Financial Condition

On August 7, 2003, Point Therapeutics, Inc. issued a press release to report the company’s second quarter 2003 results. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.

August 7, 2003	By:	/s/ DONALD R. KIEPERT, JR.
	Name: Title:	Donald R. Kiepert, Jr. President, Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description

99.1	Press release issued by Point Therapeutics, Inc., dated August 7, 2003.